UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information discussed under Item 7.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On November 7, 2023, Starwood Real Estate Income Trust, Inc., a Maryland corporation (“SREIT” or the “Company”), released a presentation providing certain information regarding the Company. The presentation is set forth below and is also posted on the Company’s website at www.starwoodnav.reit under the resources section. References herein to “we,” “us” or “our” refer to the Company and its subsidiaries unless the context specifically requires otherwise.

SREIT Q3 2023 Update

SREIT Portfolio Update

We continue to believe SREIT’s portfolio is uniquely positioned in the three key areas that matter today and drive performance over the long-term: asset class selection, market selection, and debt structuring.

1.	Asset Class Selection

As of September 30, 2023, SREIT has $26.8 billion of total asset value1 and $11.7 billion of net asset value2 across 705 different properties. We believe SREIT is 92% strategically allocated to asset classes that are well-positioned in the current environment, including 86% allocated to rental housing, industrial, and floating rate loans, and 6% in other sectors that are performing well, including extended stay hotels and net lease. Importantly, we have limited to no exposure to the more challenged sectors, including commodity office and retail.

While growth has slowed from the unprecedented levels seen a year ago, when you look across SREIT’s portfolio, fundamentals remain strong. 93% of our real estate portfolio is generating high-single digit revenue growth, and 5% of our portfolio is in floating rate loans generating 12% yields. This performance is being driven by our largest and core allocations to rental housing and industrial.

•

Rental Housing Update. 67% of SREIT’s real estate is invested in rental housing where we own a mix of market rate apartments, affordable housing, and single-family rentals. Rent growth across our market rate apartments is 4% and affordable housing is 8%. Occupancy remains high with our market rate apartments at 94% and affordable housing at 97%. One of the key drivers of the strong fundamentals across our rental housing portfolio is affordability. Home affordability is the lowest on record and is likely to continue to drive households into renting. Lower cost assets in the lower cost markets are outperforming. The average rent in our rental housing portfolio is $1,521 per month, which is 44% more affordable than the median U.S. mortgage payment of $2,736. Rental affordability is being driven by a 139% increase in the median mortgage payment due to higher single-family home prices and 8% mortgage rates.[3]

•

Industrial Update. SREIT’s second largest asset class is industrial at 14% of the portfolio. We primarily own small-to-mid bay and light industrial assets located in in-fill, last mile or infrastructure centric locations. We have largely avoided bulk distribution and warehouse assets, which have seen more supply pressures and impact from larger tenants such as Amazon scaling back. SREIT’s industrial portfolio is 98% occupied and has experienced 44% rent growth on expiring leases, 9% market rent growth, and maintains an 18% mark-to-market opportunity.[4]

•

Floating Rate Loans Update. Floating rate loans represent 5% of SREIT’s AUM and are generating 12% levered yields at conservative 42% loan-to-value ratios, which we believe provides compelling risk/reward for investors.

2.	Market Selection

Along with asset selection, we believe market selection is a key differentiator in driving underlying real estate fundamentals and performance. Starwood has been investing in the high-growth Sunbelt markets for more than a decade due to higher levels of job, income and population growth, as well as low-to-no income taxes and better relative affordability when compared to the major gateway markets. We believe affordability and workforce mobility are key factors for these Sunbelt markets. SREIT’s portfolio is

76% allocated to the southeast and southwest. Our two biggest concentrations are in Florida and Texas; nearly 30% of our portfolio is located in these two states. Importantly, we have been more overweight in the southeast with 58% allocated to these markets and 16% allocated to the southwest. We have almost no exposure to the higher cost markets such as New York, California, and Illinois, which are currently seeing population and employment declines. In addition, SREIT has approximately 11% of its portfolio located in international markets for further diversification.

3.	Debt Structuring

We believe the most important driver of performance over the near term is debt structuring. Currently, 99% of SREIT’s secured property debt is effectively fixed at 3.5% and has more than 5 years of duration remaining.5 In addition, we have minimal debt maturities through 2025 with: 1% maturing in 23, 1% in 24, and 6% in 25. We have also proactively sold assets with near term loan maturities to further de-risk our exposure. We believe this will not only help SREIT navigate through the current market turbulence, but also enable SREIT to deliver stable, monthly distributions from our operating cash flow. We believe the strength of our balance sheet is a key differentiator and will better insulate SREIT against near term interest rate and loan maturity risks.

SREIT Performance Review – as of September 30, 20236

After including the current 5.01% annualized distribution rate, SREIT delivered a total return of 10.45% annualized over the prior 3 years and 10.07% annualized inception to date. While SREIT’s total return year-to-date was -2.56%, over the last quarter, total return has been a positive 0.70%.

Throughout the first half of the year we had a number of positive fundamental drivers including:

•	Maintaining high occupancy

•	Continued rent growth across our core sectors

•	Continued opportunities to mark-to-market

•	And establishing a strong balance sheet with effectively fixed, low-cost property level debt

These positives have been met by higher interest rates, which have led to higher current cap rates (lower multiples) and therefore lower real estate values.

Exit Cap Rates, Discount Rates and Valuations Process

SREIT has also adjusted valuations as a result of higher interest rates. When you look across SREIT’s valuation assumptions, we have moved our blended multifamily and industrial exit cap rates out by 15% and discount rates out by 13%.

SREIT utilizes a rigorous, systematic, and independent valuation approach where every quarter-end our NAV is determined by third-party appraisals or our industry leading third-party valuation advisor (Altus Group). Through September 30, 2023, 72% of our assets have been appraised by third-parties and 97% of our assets have been independently valued by Altus at least twice. Altus utilizes their own valuation assumptions. In an environment like we’re in today, with limited transaction volume, we believe the increased frequency of receiving third-party valuations provides important checks and balances.

Share Repurchase and Liquidity Update

SREIT continues to provide investors with liquidity over time, including $3.8 billion of total liquidity provided since our inception. Investors who started redeeming in November 2022, when repurchase requests first reached the caps, have received more than 99% of their money back, and investors who started redeeming in June 2023 have received 90% of their money back. Repurchase requests declined by 16% month-over-month in September 2023. September 2023 repurchase requests were approximately 44% lower than our peak in January 2023.

SREIT also continues to prioritize liquidity preservation. At the end of September 2023, SREIT had access to approximately $1.4 billion of liquidity or 12% of NAV in the form of cash, marketable securities, and its line of credit. The monthly and quarterly redemption limitations, combined with our liquidity position, protect investors and enhance our ability to properly navigate through the current environment.

Disclosures

Past performance does not guarantee future results. Financial data is estimated and unaudited. All figures are as of September 30, 2023 unless otherwise noted. Opinions expressed reflect the current opinions of SREIT as of the date appearing in the materials only and are based on SREIT’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Starwood Proprietary Data. Certain information and data provided herein is based on Starwood REIT Advisor, L.L.C.’s (“Starwood”) proprietary knowledge and data. Portfolio companies may provide proprietary market data to Starwood, including about local market supply and demand conditions, current market rents and operating expenses, capital expenditures and valuations for multiple assets. Such proprietary market data is used by Starwood to evaluate market trends as well as to underwrite potential and existing investments. While Starwood currently believes that such information is reliable for purposes used herein, it is subject to change, and reflects Starwood’s opinion as to whether the amount, nature and quality of the data is sufficient for the applicable conclusion, and no representations are made as to the accuracy or completeness thereof.

Third Party Information. Certain information contained in this material has been obtained from sources outside Starwood, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Starwood, SREIT, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

1.

Total asset value is measured as the gross asset value of real estate assets (based on fair value) plus the total fair value of real estate-related securities as well as the addition of any other assets (including cash or any other cash equivalents, but excluding cash associated with subscriptions received in advance).

2.

NAV is calculated in accordance with the valuation guidelines approved by our board of directors. NAV is not a measure used under generally accepted accounting principles in the United States (“GAAP”), and the valuations of and certain adjustments made to our assets and liabilities used in the determination of NAV will differ from GAAP. You should not consider NAV to be equivalent to stockholders’ equity or any other GAAP measure. Please refer to our annual and quarterly reports filed with the SEC, which are available at www.starwoodnav.reit, for a reconciliation of NAV to GAAP measures. For information on how we calculate NAV, see the “Net Asset Value Calculation and Valuation Guidelines” section of our prospectus.

3.	Redfin as of October 2023. The average rent in our multifamily portfolio is approximately $1,521 per month, which is 44% more affordable than the median U.S. mortgage payment of $2,736.

4.

Rent increases on recent SREIT industrial leasing represent leasing spreads and compare new or renewal rents to prior rents or expiring rents, as applicable. Vacancy reflects trailing 12-month average in SREIT’s industrial portfolio.

5.	Secured property debt; includes fixed-rate debt plus floating-rate debt that is hedged with interest rate caps and swaps.

6.

Represents Class I shares. For performance of SREIT’s other share classes, please visit www.starwoodnav.reit/performance. Returns shown reflect the percent change in the NAV per share from the beginning of the applicable period, plus the amount of any distribution per share declared in the period. All returns shown assume reinvestment of distributions pursuant to SREIT’s distribution reinvestment plan, are derived from unaudited financial information, and are net of all SREIT expenses, including general and administrative expenses, transaction-related expenses, management fees, performance participation allocation, and share class-specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Three year returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). Inception to date returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). The inception date for each of the Class I, S, D and T shares is December 21, 2018. The returns have been prepared using unaudited data and valuations of the underlying investments in SREIT’s portfolio, which are estimates of fair value and form the basis for SREIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. As return information is calculated based on NAV, return information presented will be impacted should the assumptions on which NAV was determined prove to be different. Past performance is not necessarily indicative of future results. Year to date returns are not annualized.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD. The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will, “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in SREIT’s annual report for the most recent fiscal year, and any such updated factors included in SREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or SREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: November 7, 2023	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary